UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 19, 2013
TESORO LOGISTICS LP
(Exact name of registrant as specified in its charter)

Delaware	1-35143	27-4151603
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19100 Ridgewood Pkwy San Antonio, Texas	78259-1828
(Address of principal executive offices)	(Zip Code)

(210) 626-6000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

As reported in a Current Report on Form 8-K filed by Tesoro Logistics LP (the "Partnership") on June 19, 2013 (the "Original Filing"), the Partnership completed the acquisition of the assets of Chevron Pipe Line Company and Northwest Terminalling Company's Northwest Products System (the "Northwest Products System") on June 19, 2013. This Amendment No. 1 (the "Amendment") is being filed to amend Items 2.01 and 9.01 of the Original Filing to provide the acquisition date audited statement of assets acquired and liabilities assumed of the Northwest Products System.

Item 2.01	Completion of Acquisition or Disposition of Assets.

As previously reported in the Original Filing, Tesoro Logistics Northwest Pipeline LLC and Tesoro Logistics Operations LLC, subsidiaries of the Partnership, completed the acquisition of the Northwest Products System.

The audited statement of assets acquired and liabilities assumed for the Northwest Products System, including the related report of the independent auditor, as of June 19, 2013, is attached as Exhibit 99.1 hereto.

Item 9.01	Financial Statements and Exhibits.

(a)    Financial Statements of Business Acquired

Audited statement of assets acquired and liabilities assumed for the Northwest Products System as of June 19, 2013, a copy of which is filed as Exhibit 99.1 to the Amendment.

(d)    Exhibits.

23.1	Consent of Ernst & Young LLP.

99.1	Audited statement of assets acquired and liabilities assumed for the Northwest Products System as of June 19, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: July 3, 2013

TESORO LOGISTICS LP
By:	Tesoro Logistics GP, LLC
Its general partner

By:	/s/ G. SCOTT SPENDLOVE
G. Scott Spendlove
Vice President and Chief Financial Officer

Index to Exhibits

Exhibit Number	Description of the Exhibit
23.1	Consent of Ernst & Young LLP.

99.1	Audited statement of assets acquired and liabilities assumed for the Northwest Products System as of June 19, 2013.

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